EXHIBIT 10.3

SHOPPING CENTER LEASE

Name of Shopping Center: Bayside Plaza

Location of Shopping Center: Store Nos. 3 & 4, 209-01 Northern Blvd. Bayside, NY

Landlord: Gaseung Realty Corp.

Tenant: Nara Bank

Execution Date: January 25, 2005

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TABLE OF CONTENTS

ARTICLE 1 PREMISES

1.01 Premises

ARTICLE 2 TERM OF LEASE

2.01 Commencement of Term and Commencement of Payment

2.02 Term of Lease

2.03 Surrender of Demised Premises

ARTICLE 3 RENT

3.01 Minimum Annual Rent

3.02 Delinquent Payments

3.03 Additional Rent

3.04 Place for Payments

ARTICLE 4 TAXES

4.01 Real Property Taxes

4.02 Tenant’s Taxes

ARTICLE 5 LANDLORD’S WORK AND TENANT’S WORK

5.01 Landlord’s Work

5.02 Tenant’s Work

ARTICLE 6 USE AND CONDUCT OF BUSINESS BY TENANT

6.01 Use of Premises

6.02 Tenant’s Operating Covenant

6.03 Other Business Practices

ARTICLE 7 COMMON AREAS AND OPERATING COSTS

7.01 Definition

7.02 Intentionally Deleted

7.03 Use of Common Areas

7.04 Common Area Maintenance Charges

7.05 Intentionally Deleted

ARTICLE 8 UTILITIES CHARGES

8.01 Utility Charges

8.02 Miscellaneous Utility Provisions

ARTICLE 9 ALTERATIONS

9.01 Alterations by Tenant

9.02 Removal and Restoration by Tenant

ARTICLE 10 REPAIRS AND MAINTENANCE

10.01 Landlord’s Obligation to Repair

10.02 Tenant’s Obligation to Repair

10.03 Article Not Applicable to Fire or Condemnation

ARTICLE 11 INDEMNITY

11.01 Indemnity

ARTICLE 12 INSURANCE

12.01 Insurance

12.02 Waiver of Subrogation

12.03 Increase in Insurance Premiums

ARTICLE 13 DAMAGE BY FIRE OR OTHER HAZARD

13.01 Restoration of Premises

13.02 Restoration During Last 3 Years of Term

13.03 Tenant’s Obligation Upon Restoration

ARTICLE 14 EMINENT DOMAIN

14.01 Eminent Domain

14.02 Landlord Entitled to Award

ARTICLE 15 EVENTS OF DEFAULT

15.01 Events of Default and Conditional Limitation

15.02 Landlord’s Remedies

ARTICLE 16 MECHANICS’ LIENS

16.01 Mechanics’ Liens

ARTICLE 17 ASSIGNMENTS AND SUBLETTING

17.01 Limitations on Tenant’s Rights

17.02 Effect of Landlord’s Consent

ARTICLE 18 COMPLIANCE WITH GOVERNMENTAL ORDERS

18.01 Tenant to Comply

18.02 Failure to Comply

18.03 Hazardous Material

18.04 Americans With Disabilities Act

ARTICLE 19 SUBORDINATION

19.01 Subordination

ARTICLE 20 ENTRY TO PREMISES

20.01 Entry to Demised Premises by Landlord

ARTICLE 21 NOTICES AND CERTIFICATES

21.01 Notices

21.02 Intentionally Deleted

21.03 Estoppel Certificate

ARTICLE 22 COVENANT OF QUIET ENJOYMENT

22.01 Covenant of Quiet Enjoyment

ARTICLE 23 HOLDOVER

ARTICLE 24 LIMITATION ON LANDLORD’S PERSONAL LIABILITY

ARTICLE 25 TENANT’S ALLOCABLE SHARE

ARTICLE 26 FORCE MAJEURE

ARTICLE 27 RELOCATION OF TENANT

ARTICLE 28 CHANGES AND ADDITIONS

ARTICLE 29 ATTORNMENT BY TENANT

ARTICLE 30 INTENTIONALLY DELETED

ARTICLE 31 SURVIVAL OF TENANT’S OBLIGATIONS

ARTICLE 32 EFFECT OF LANDLORD’S NOTICE TO TERMINATE

ARTICLE 33 EFFECT OF CAPTIONS

ARTICLE 34 TENANT AUTHORIZED TO DO BUSINESS

ARTICLE 35 EXECUTION IN COUNTERPARTS

ARTICLE 36 SIGNS

ARTICLE 37 INTENTIONALLY DELETED

ARTICLE 38 ENTIRE AGREEMENT

ARTICLE 39 BROKERS

ARTICLE 40 INTENTIONALLY DELETED

ARTICLE 41 INTENTIONALLY DELETED

ARTICLE 42 INVALIDITY OF PARTICULAR PROVISIONS

ARTICLE 43 EXECUTION OF LEASE BY LANDLORD

ARTICLE 44 RELATIONSHIP OF THE PARTIES

ARTICLE 45 WATER CHARGES

ARTICLE 46 SECURITY DEPOSIT

ARTICLE 47 OPTION TO EXTEND

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ARTICLE 48 ATTORNEY’S FEES

ARTICLE 49 WAIVER

LEASE (“Lease”) made as of the 25th day of January, 2005, by and between the following parties (the “Parties”):

LANDLORD: Gaseung Realty Corp., a corporation organized and existing under the laws of the State of New York (“Landlord”) with its mailing address for notices at 68-39 Ingram Street, Forest Hills, NY 11375, and

TENANT; Nara Bank, a California banking corporation authorized to do business in the State of New York (“Tenant”), with its mailing address for notices and a principal office and place of business at: 3701 Wilshire Boulevard, Los Angeles, California.

THE HEADINGS SET FORTH IN THIS LEASE ARE FOR ORGANIZATIONAL PURPOSES ONLY AND SHALL NOT AFFECT ANY LEGAL RIGHTS OR OBLIGATIONS.

ARTICLE 1 Premises

1.01 Premises

Landlord demises and leases to Tenant and Tenant leases from Landlord:

Store Nos. 3 & 4, 209-01 Northern Blvd., Bayside, NY (the “Demised Premises”)

The Demised Premises shall not be deemed to include the land lying under the Demised Premises location, or the exterior walls or roof of the building in which the Demised Premises are located, or any area beyond the lease line of any interior demising wall. Landlord reserves the use of said land, walls and roof of the building, together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements leading through the demised premises in locations which will not adversely interfere with Tenant’s use of the demised premises in a material way.

ARTICLE 2 Term of the Lease

2.01 Commencement Of Term and Commencement of Payment

(a) The term of this Lease shall commence on the first day of the first month following the later of (i) the date Demised Premises is delivered to Tenant; or (ii) the date Tenant has received all regulatory approvals necessary for Tenant to conduct its banking business in the Demised Premises and operate an automated teller machine in the Demised Premises (the “Term Commencement Date”).

(b) Tenant’s obligation to pay minimum annual rent shall commence ninety (90) days after the later of (i) the date a fully executed counterpart of this Lease is returned to Tenant; or (ii) the date the Demised Premises are delivered to Tenant. Anything to the contrary contained herein notwithstanding, Tenant may occupy the Demised Premises from the date a fully executed counterpart of this Lease is returned to Tenant.

2.02 Term of Lease

The term of this Lease (the “Term”) shall expire on the last day of the month in which the fifth (5th) anniversary of the Term Commencement Date (the “Expiration Date”), unless earlier terminated pursuant to the provisions of this Lease or applicable law. Each twelve month period following the Term Commencement Date shall be herein defined as a “Lease Year”.

2.03 Surrender of Demised Premises

On the expiration or earlier termination of this Lease, Tenant agrees, without necessity of any notices from Landlord (statutory or otherwise), to surrender the Demised Premises in accordance with Articles 9 and 13 hereof, in broom clean condition and in good order and repair, subject to reasonable wear and tear.

ARTICLE 3 Rent

3.01 Minimum Annual Rent

Tenant agrees to pay Landlord throughout the Term, without diminution, abatement, deduction or set-off whatsoever and without prior notice or demand, minimum annual rent (“Base Rent”) in equal monthly installment on the first day of each calendar month through the Term, as follows:

Lease Year	Annual	Monthly
1st	$84,000.00	$7,000.00
2nd	86,520.00	7,210.00
3rd	89,115.60	7,426.30
4th	91,788.96	7,649.08
5th	94,542.72	7,878.56

3.02 Delinquent Payments

(a) If during the Term Tenant fails to pay the full amount of the monthly Base Rent or Additional Rent (as hereinafter defined) within ten (10) business days from the due date, then five percent (5%) late charge shall accrue on the unpaid portion, and same shall be paid to Landlord at the time of payment of the delinquent sum. Landlord shall have the right to apply any payments made by Tenant first to any deficiency in the payment of the interest and administrative charges due.

(b) Lease shall be deemed to have been paid upon the date that it is received by Landlord.

3.03 Additional Rent

All charges, costs, expenses, reimbursements, fees, interest and other payments to be made by Tenant to Landlord under this Lease, including Tenant’s Allocable Share (as hereinafter defined) of Real Property Taxes (as hereinafter defined) and Common Charge Maintenance Charges (as hereinafter defined) shall be deemed to be Additional Rent.

3.04 Place for Payments

(a) Tenant shall deliver to Landlord all payments of Base Rent and Additional Rent at the office of Landlord set forth above, or such other place as may be designated in writing by Landlord.

ARTICLE 4 Taxes

4.01 Real Property Taxes

(a) Landlord shall pay, before delinquency, to the appropriate taxing authority, on behalf of Tenant, throughout the Term (beginning with the Term Commencement Date), all Real Property Taxes, which shall be defined to include real property tax assessments, sewer assessments, parking and environmental surcharges, and any other governmental charges and assessments, general and special, ordinary and extraordinary) which may be levied or assessed against land or improvements located in the Shopping Center in which the Demised Premises are located (the “Center”) by any lawful authority but shall specifically exclude therefrom any income or other taxes based upon the rental receipts or profits of Landlord. For each Lease Year and partial Lease Year through the Term, Tenant shall reimburse and pay to Landlord an amount equal to the product of Real Property Taxes paid or payable by Landlord during such Lease Year or partial Lease Year, multiplied by Tenant’s Allocable Share (as hereinafter defined). The amount, charges or assessments required to be paid by Landlord, pursuant to any Payment in Lieu of Tax Agreement or any other agreement which Landlord makes, to such taxing authorities, municipal agencies or other governmental bodies in lieu of taxes, (“PILOT”) entered into in connection with the Center shall be considered for the purposes of this Lease to be included within the definition of Real Property Taxes. Tenant shall pay to Landlord, as Additional Rent, all sums due pursuant to this Article 4, in monthly installment, in advance, on or before the first day of each month during the Term in an amount estimated by Landlord, such that Landlord will have received the full amount of Tenant’s Allocable Share of Real Property Taxes in time for payment to the applicable taxing authority when due. In the event Landlord chooses or is required to escrow Real Property Taxes with a third party, Landlord may, but shall not be obligated to, use the amount required to be placed in an escrow account as a basis for its estimate of the monthly installments due from Tenant hereunder. Landlord shall furnish Tenant with a written statement of the actual amount of Tenant’s Allocable Share of Real Property Taxes based upon the tax bills or assessments for each tax fiscal year. If the total amount paid by Tenant under this Section for any tax fiscal year during the term is less than the actual amount due from Tenant for such year as shown on such statement, Tenant shall pay to Landlord the deficiency within thirty (30) days after demand by Landlord therefor. If the total amount paid by Tenant for any year exceeds the amount due from Tenant for such year, Tenant shall be refunded within thirty (30) days. With respect to the tax fiscal year in which this Lease expires, Tenant’s liability for Tenant’s Allocable Share of Real Property Taxes for such year shall be subject to a pro rata adjustment based on the appropriate number of days of said fiscal tax year. A copy of a tax bill or assessment submitted by Landlord to Tenant shall at all time be sufficient evidence of the amount of Real Property Taxes to which such bill relates.

(b) If the Demised Premises are separately assessed, Tenant agrees to pay to Landlord, as Additional Rent, the amount of the Real Property Taxes separately assessed against the Demised Premises and the land lying thereunder, plus Tenant’s Allocable Share of Real Property Taxes assessed against the Common Areas (as hereinafter defined) of the Center. Such amount shall be calculated on the basis of the number of days (from the Term Commencement Date) remaining in each tax fiscal year.

(c) Landlord may seek a reduction in the assessed valuation (for Real Property Tax purposes) of all or any part of the Center by administrative or legal proceeding. Landlord shall reimburse Tenant for Tenant’s Allocable Share of any refund of Real Property Taxes (after deducting any unpaid portion of Tenant’s Allocable Share of Landlord’s costs of obtaining same) resulting from any proceeding for which Tenant has paid Tenant’s Allocable Share of Real Property Taxes.

(d) Intentionally omitted.

(e) Should any governmental taxing authority acting under any present or future law, ordinance or regulation, levy, assess or impose a tax, excise, surcharge or assessment upon or against the rents payable by Tenant to Landlord, or upon or against the Common Areas, whether by way of substitution for in addition to any existing Real Property Tax or otherwise, Tenant shall be responsible for and shall pay annually, Tenant’s Allocable Share of such tax in the manner provided in Section 4.01 (a).

(f) Landlord represents that Real Property Taxes for the fiscal tax year 2004/2005 equal $                    .

4.02 Tenant’s Taxes

Tenant shall, at all times, be responsible for and pay, before delinquency, all municipal, county, state or federal taxes charged against Tenant’s, fixtures, furnishings, equipment, stock-in-trade or other personal property of any kind owned, installed or used in or on the Demised Premises, and any tax now or hereafter charged against Tenant on any other basis.

ARTICLE 5 Landlord’s Work and Tenant’s Work

5.01 Landlord’s Work

(a) Landlord shall have no obligation to perform any work at the Demised Premises prior to the Commencement Date. Tenant accepts the Demised Premises in their “as is” condition.

5.02 Tenant’s Work

(a) Prior to the Term Commencement Date, Tenant shall at its sole cost and expense perform “Tenant’s Work” (as hereinafter defined) in compliance with all Government Orders. Tenant represents and warrants to and for the benefit of Landlord that Tenant has the ability (financial and otherwise) to perform Tenant’s Work and that no delay in its performance shall cause, nor shall Landlord’s undertaking of any portion of Tenant’s Work be deemed to cause, any delay or postponement in the Term Commencement Date.

(b) Tenant shall perform and complete Tenant’s Work (as hereinafter defined) at Tenant’s sole expense and in accordance with the plans and specifications hereinafter referred to in this Section to be prepared by Tenant’s architect. Tenant agrees, at its own cost and expense, to prepare and submit to Landlord for approval, which approval shall not be unreasonably withheld, delayed or conditioned within thirty (30) days from the earlier of the execution or Term Commencement Date of this Lease, four (4) sets of proposed plans and specifications covering the work to be done by Tenant (“Tenant’s Work”). Landlord may either: (a) evidence its approval by endorsement to that effect by signature or initials on one (1) set of said plans and specifications and the return of such signed or initialed set to Tenant whereupon such approved preliminary plans and specifications shall then constitute the finals plans and specifications; or (b) refuse such approval if Landlord shall determine that the same (i) do not conform to the standards of design, motif and decor established or adopted by Landlord; and/or (ii) would subject landlord to any additional cost, expense or liability or the Premises to any violation, fine, penalty or forfeiture; and/or (iii) would in any way adversely affect the reputation, character and/or nature of the Building and/or (iv) would provide for or require any installation or work which is or might be unlawful or create an unsound or dangerous condition or adversely affect the structural soundness of the premises and/or the Building of the adjoining space in the Building in which the Premises are located. If landlord refuses approval, landlord shall advise Tenant of those revisions or corrections which landlord requires and Tenant shall, within ten (10) days thereafter, submit four (4) sets of proposed plans and specifications, as so revised or corrected, to landlord for its approval in accordance with this Section. Landlord agrees not to unreasonably withhold or delay approval of the plans for Tenant’s Work.

(c) Landlord hereby consents to the modification or alteration of the Demised Premises into a retail bank branch.

ARTICLE 6. Use and Conduct of Business by Tenant

6.01 Use of Premises

Throughout the Term, Tenant shall use all of the demised premises solely for the purpose(s) of conducting the business of a retail banking, financial and insurance services including the use of an ATM machine and other legal uses, and for no other purpose whatsoever.

6.02 Tenant’s Operating Covenant

Tenant shall occupy and be open for business during customary banking hours in New York State.

6.03 Other Business Practices

(a) Tenant shall keep the Demised Premises, and all other areas designated for Tenant’s sole use, in good, safe, neat and clean condition. Tenant shall keep the Demised Premises and any sidewalk or service area contiguous to or part of the demised premises free of debris, water, substances, rubbish, garbage, pests, rodents and vermin, and, upon two (2) days notice by Landlord to Tenant of Tenant’s failure to do so, Landlord may remove such debris, water, substances, rubbish, garbage, pests, rodents and vermin and charge Tenant the actual cost of such removal plus eighteen percent (18%) for administration expenses.

(b) Tenant shall not commit nor permit any act or practice which may tend to injure the building occupied by Tenant, nor permit its equipment to be a nuisance to other tenants, nor keep goods, foods, rubbish, inventory, merchandise on or obstruct the mall area or sidewalks or other areas outside the demised premises, not conduct or permit any fire, bankruptcy, auction or going-out-of-business sale, nor erect or retain any sign, light, lettering, inscription, symbol or mark which is not approved by Landlord, nor install any antenna, fixture, or improvement outside of the Demised Premises, nor permit any loudspeaker, radio or television broadcast to be heard outside the Demised Premises. Landlord consents and agrees that Tenant shall have the right to install signage in and on the exterior of the Demised Premises utilizing Tenant’s logotype.

(c) With respect to the collection and removal of rubbish produced in the Demised Premises and in the court of the operation of Tenant’s business, Tenant agrees to contract with a third party rubbish removal contractor designated by Landlord and pay directly to such contractor, when due, all charges at the rate established therefor from time to time. Tenant may, however, contract with an entity other than that designated by Landlord in the event that Landlord’s designated contractor’s rates are not competitive with alternative services available to Tenant. Notwithstanding the foregoing, Tenant covenants to properly dispose of all rubbish, trash and refuse produced in the Demised Premises in accordance with applicable Governmental Orders relating to the sorting or recycling of trash or refuse.

(d) Tenant shall comply with additional reasonable rules and regulations for the use and occupancy of the Center as Landlord, from time to time, may impose or amend in the best interests of the Center.

ARTICLE 7 Common Areas and Operating Costs

7.01 Definition

The term “Common Areas” shall mean the interior and exterior areas and facilities within and around the Center which are not leased to a tenant, or by nature not leasable to a tenant for the purpose of the sale of merchandise or the rendition of services to the general public. Common Areas shall include, but shall not be limited to, all parking areas and facilities, roadways, driveways, entrances and exits, truck service ways and tunnels, utilities, water filtration and treatment facilities, retention ponds or basins located within or outside the Center, retaining and exterior walls, sidewalks, open and enclosed malls, outside courts, landscaped and planted areas, escalators, stairways, elevators, service corridors, service areas loading docks, hallways, public restrooms, community rooms or areas, roofs, equipment, signs and any special areas provided by Landlord for the common or joint use and benefit of all tenants in the Center, their employees, customers and invitees.

7.02 Intentionally Deleted

7.03 Use of Common Areas

(a) Tenant and its officers, employees, agents, customers and invitees shall have the nonexclusive right, in common with Landlord and all others to whom Landlord has or may hereafter grant rights, to use the Common Areas designated by Landlord from time to time, subject to such regulations as Landlord may from time to time impose.

(b) Each of Store Nos. 1 through 8 shall have one reserved parking space in the parking lot on 209th Street side (Westside) of the building.

(c) Tenant shall keep the hallway adjacent to the Demised Premises in good, safe, neat, and clean condition.

(d) Landlord may at any time: (i) close temporarily the Common Areas or any portion thereof provided the same does not unreasonably interfere with Tenant, its customers and employees access to the Demised Premises; (ii) make repairs or changes to prevent the acquisition of public rights therein; (iii) discourage noncustomer parking; and (iv) do such other acts in and to the Common Areas as in its judgment may be desirable to improve the convenience thereof. Tenant shall not at any time interfere with the rights of Landlord and other tenants, its and their permitted officers, employees, agents, customers, and invitees, to use any part of the parking areas and other Common Areas. Landlord shall have the sole and exclusive right to use the Common Areas for advertising purposes, promotions, exhibits, shows, displays, kiosks and other similar uses, which shall in no event unreasonably limit access to and egress from the Demised Premises.

7.04 Common Area Maintenance Charges

(a) Tenant shall pay Tenant’s Allocable Share of Common Area Maintenance (“CAM”) charges. Common Area Maintenance Charges shall mean the total costs and expenses incurred in operating, heating, ventilating, cooling, security, insurance, sprinklering, compactor expenses, managing, and maintaining the Common Areas, including without limitation, such maintenance, repair, and remodeling as shall be required in Landlord’s sole and absolute judgment to preserve the utility thereof as existed at the time of completion of the original construction and installation.

(b) Within ninety (90) days after the end of each calendar year, Landlord shall provide Tenant with a statement of all CAM charges setting forth in reasonable detail the CAM charges for the preceding year. In the event Tenant’s proportionate share of CAM charges exceeds the amount paid by Tenant during the preceding year, Tenant shall pay any such shortfall within thirty (30) days. In the event Tenant’s proportionate share of CAM charges is less than the amount paid by Tenant during the preceding year, the overpayment shall be refunded to Tenant within thirty (30) days. Landlord agrees to make all records relating to CAM charges available to Tenant for review and inspection for a period of three (3) years.

7.05 Intentionally Deleted

ARTICLE 8 Utilities Charges

8.01 Utility Charges

(a) Prior to entering into possession of the Demised Premises, Tenant shall either directly or through Landlord, make application to the appropriate local authority, municipality or other governmental agency or other utilities companies to obtain service for Tenant’s electric, and any other utility requirements. The Demised Premises are currently separately metered for electricity. Tenant shall be solely responsible for the cost of obtaining such services and the cost of maintaining, repairing and replacing any required meters.

8.02 Miscellaneous Utility Provisions

(a) Tenant shall not install within the Demised Premises any equipment, fixtures or appliances which exceed the capacity of the utility facilities within or serving the Demised Premises. If any such equipment, fixtures, or appliances installed by Tenant requires additional utility facilities, the same shall be installed by Tenant at Tenant’s sole cost and expense. Tenant agrees to use all reasonable precautions to guard against the waste of energy.

(b) Tenant shall operate the heating, ventilating and cooling systems serving the Demised Premises such that the temperature in the demised premises will be the same as that in the Common Areas, and Tenant shall set Tenant’s thermostat at the same temperature as exists in the Common Areas. Tenant shall operate ventilation equipment such that the relative air pressure in the Demised Premises will be the same as or more than that in the Common Areas.

(c) Landlord shall not be liable for any damages resulting from or arising out of any discontinuance by the energy provider for Tenant’s nonpayment of energy or utility charges and the same shall not constitute a termination of this Lease or an actual or constructive eviction of Tenant.

(d) Tenant agrees that Landlord shall not be responsible for any interruption of business or damage to the demised premises resulting from an interruption of utility service caused by the energy provider, any utility company or governmental regulatory agency.

ARTICLE 9 Alterations

9.01 Alterations By Tenant

Tenant shall not make or cause to be made any alterations, additions or improvements in or to the Demised Premises without first obtaining Landlord’s written approval which consent shall not be unreasonably withheld or delayed; provided; however, Tenant shall not be required to obtain Landlord’s consent to nonstructural modifications not exceeding $25,000.00 per annum. Tenant shall present to Landlord plans and specifications for any such work at the time approval is sought. All permitted alterations, additions or improvements shall be done in a good and workerlike manner in compliance with all Governmental Orders and shall not interfere with or interrupt the conduct of any tenants’ normal business. Tenant hereby warrants that such fixtures will be free from defects in material and workmanship and designed, constructed and installed so as not to be hazardous to the Center or any persons who may enter the Demised Premises.

9.02 Removal and Restoration by Tenant

All alterations, additions, improvements or installations made by Tenant, or made by Landlord on Tenant’s behalf and at Tenant’s expense, shall remain the property of Tenant for the Term. Such alterations, additions, improvements, trade fixtures and equipment shall not be removed from the Demised Premises prior to the end of the Term without Landlord’s prior written consent, other than Tenant’s vault which may be removed by Tenant. Upon expiration of the Term, or upon Tenant’s vacating the demised premises or upon Tenant’s eviction from or surrender of the Demised Premises prior to expiration of the Term, all permanent leasehold improvements and fixtures or equipment permanently attached to the real estate shall become the property of Landlord, other than Tenant’s vault which may be removed by Tenant. Tenant shall surrender all keys for the Demised Premises to Landlord and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the demised premises. Upon the expiration or earlier termination of this Lease, Tenant shall remove furnishings, equipment, and personal property, failing which Landlord shall have the option of retaining or removing such property at Tenant’s expense. Tenant shall repair or cause to be repaired any damage to the Demised Premises caused by such removal.

ARTICLE 10 Repairs and Maintenance

10.01 Landlord’s Obligation to Repair

Subject to Article 13, Landlord agrees to repair and maintain in good order and serviceable condition, the outside walls, roof, structure and foundation of the center containing the Demised Premises, including structural and building wide services, which shall be billed and included in Common Area Maintenance Charges. Landlord shall not be required to commence any such repair until a reasonable time after Landlord’s receipt of written notice from Tenant that a repair is necessary. If repair of damage is caused by the act or omission of Tenant, its employees, agents, contractors, customers, invitees or licensees, cost for such repair shall be billed to the Tenant.

10.02 Tenant’s Obligation to Repair

(a) Tenant agrees, at its sole cost and expense, to repair and maintain the non-structural portions of the Demised Premises in good order and condition, including, but not limited to, Tenant’s storefront, loading areas, show windows, doors, windows, plate and window glass, ceilings, floor coverings, facilities, appliances, lighting fixtures and other systems and improvements located in and serving the Demised Premises. Tenant shall, at its sole cost and expense, obtain any and all permits and approvals necessary to effect such repairs and submit to Landlord a copy of such permits or approvals prior to the commencement of any repair work. In addition, Tenant shall be responsible , at its sole cost and expense, for the repair and maintenance of its HVAC equipment, in whatever form, including roof top units or other supply mechanisms and unit(s) (if any) and any other equipment or improvement located outside the Demised Premises which is constructed or installed by Tenant or at Tenant’s request. Tenant shall obtain Landlord’s prior consent before making any repair or performing any maintenance which may adversely affect any aspect of the Center’s operation.

(b) During the entire Term, Tenant agrees to maintain, at Tenant’s sole cost, a maintenance contract with an independent HVAC contractor approved by Landlord covering at least the routine items of maintenance for Tenant’s HVAC systems that are recommended by the manufacturer of such systems.

(c) If repairs are required to be made by Tenant pursuant to the terms of this Lease, Landlord may demand (but shall not be required to do so) that Tenant make the same forthwith, and if Tenant refuses or neglects to commence such repairs and complete the same with reasonable dispatch after such demand (and, in all events, within thirty (30) days after such demand), Landlord may make or cause such repairs to be made and shall not be responsible to Tenant for any loss or damage that may accrue to its stock or business by reason thereof. If Landlord makes or causes such repairs to be made, Tenant agrees that it will, on demand, pay as Additional Rent to Landlord, the cost of the repairs, and an eighteen percent (18%) administration fee, and if Tenant defaults in such payment, Landlord shall have the remedies provided in Article 15.

10.03 Article Not Applicable to Fire or Condemnation

The provisions of this Article shall not apply to the repair of damage caused by fire or other casualty, which matter is covered under Article 13, nor shall these provisions apply to a taking under the power of Eminent Domain, which matter is covered under Article 14.

ARTICLE 11 Indemnity

11.01 Indemnity

Tenant small indemnify, hold harmless and defend the other Landlord’s managing agent, if any, from and against any and all claims, actions, suits, cross-claims, counterclaims, third party actions, damages, liabilities and expenses in connection with loss of life, personal injury, bodily injury or damage to property arising from or out of any occurrence in, upon or at the Demised Premises, from or out of the occupancy or use by Tenant of the Demised Premises or the Center or any part thereof, or occasioned wholly or in party by any act or omission of Tenant, its agents, contractors, employees, invitees or concessionaires. In case Landlord, Landlord’s managing agent or such other persons who are in privity of estate with Landlord, or to whom Landlord is legally responsible, shall be made a party to any action or proceeding commenced by or against Tenant, Tenant agrees to protect and hold such parties harmless and to pay all costs, expenses and reasonable attorneys’ fees incurred or paid by such parties in connection with such action or proceeding. Tenant shall pay to such parties all costs, expenses and reasonable attorneys’ fees that may be incurred or paid by Landlord in enforcing the terms, conditions, covenants and agreements in this Lease.

11.02 Landlord shall indemnify, hold harmless and defend Tenant from and against any and all claims, actions, suits, cross-claims, counterclaims, third party actions, damages, liabilities or expenses in connection with loss of life, personal injury, bodily injury, or damage to property arising out of any act or occurrence of Landlord, its agents, contractors, employees, lessees, invitees or concessionaire. If Tenant shall be made privy to any action or proceeding commenced by or against Landlord, Landlord agrees to protect and hold Tenant harmless and to pay all costs, expenses and reasonable attorney fees incurred by Tenant with such action or proceeding.

ARTICLE 12 Insurance

12.01 Insurance

At all times during the Term, the Tenant shall, at its sole cost and expense, procure and maintain in full force and effect, for the benefit of the Landlord, naming Landlord as an additional insured thereunder, (i) public liability insurance with aggregate limits of $2,000,000.00, and property damage to the extent of $500,000; and (ii) fire insurance for interior, trade fixtures and other contents of the Demised Premises. In the event that Tenant fails to provide the certificate as set forth herein or fails to provide evidence of such coverage at least thirty (30) days prior to the expiration date of each expiring Insurance Policy, Landlord may obtain such insurance at Tenant’s sole cost and expense and upon demand of Landlord, Tenant shall reimburse Landlord for the cost of procuring such insurance coverage together with eighteen percent (18%) for administration costs. Tenant may maintain such insurance on a “blanket policy” covering the Demised Premises and other properties owned or leased by Tenant.

12.02 Waiver of Subrogation

To the extent commercially practicable, Tenant’s insurance policy shall include a waiver by the insurer of all rights of subrogation against the landlord, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of landlord.

12.03 Increase in Insurance Premiums

Tenant shall pay on demand any increase in premiums for Landlord’s insurance that are attributable solely to Tenant’s use and occupancy, failure to occupy or abandonment of the demised premises, whether or not Landlord has consented to the same.

ARTICLE 13 Damage by Fire or other Hazard

13.01 Restoration of Premises

(a) The Parties mutually agree that if the Demised Premises are partially or totally destroyed or damaged by fire or otherwise, Landlord (subject to being able to obtain all necessary permits and approvals) shall repair and restore the Demised Premises and Common Areas as soon as is reasonably practicable to substantially the same condition in which the Demised Premises existed before such damage. If, however, the Demised Premises are totally destroyed or so damaged that Landlord cannot reasonably restore or rebuild to substantially the same condition in which the Demised Premises were before such damage within 120 days following the date of loss, Landlord shall not be required to rebuild or restore, and this Lease shall be terminable by Landlord or Tenant serving written notice to the other. In any event, if repairs have not been completed within 120 days following the date of loss, the Lease may be terminated by Tenant serving notice upon Landlord not less than thirty (30) days advance written notice of such election, but in no event may Tenant terminate this Lease after such repairs have been commenced by Landlord.

(b) In the event the Demised Premises are completely or partially destroyed or so damaged by fire or other hazard that the Demised Premises cannot be reasonably used by Tenant, this Lease shall be deemed terminated.

ARTICLE 14 Eminent Domain

14.01 Eminent Domain

If the Demised Premises, or any portion of the Demised Premises or Common Areas so as to render the balance wholly unsuitable for the purpose of Tenant’s occupancy, is taken by condemnation or the right of eminent domain, or by agreement between Landlord and those authorized to exercise such rights (collectively, the “Condemnation Proceedings”), either Party upon written notice to the other shall be entitled to terminate this Lease, provided that such notice is given not later than thirty (30) days after Tenant has been deprived of possession or use by such taking. Should any part of the Demised Premises be so taken and should this Lease not be terminated in accordance with the foregoing provisions, Landlord covenants and agrees promptly after such taking to expend so much as may be necessary of the net amount which may be awarded to and received by it in such condemnation proceedings (the “Condemnation Proceedings Award”), in restoring the Demised Premises to an architectural unit as nearly like its condition prior to such taking as shall in the sole and absolute judgment of Landlord be practicable, with an appropriate abatement to be made in Rent, and a corresponding reduction in the Breakpoint. Should the net amount so awarded to and received by Landlord be insufficient to cover the cost of restoring the demised premises as estimated by Landlord’s architect, Landlord may at its election, supply the amount of such insufficiency and restore the Demised Premises, as above provided, or terminate this Lease. When Tenant has not already exercised any right of termination accorded to it under this Section, Landlord shall notify Tenant of Landlord’s election within ninety (90) days after the final determination of the amount of the Condemnation Proceedings Award.

14.02 Landlord Entitled to Award

Out of any award for any taking of the demised premises or any part thereof, Landlord shall be entitled to receive and retain the amounts awarded for the demised premises out of any Condemnation Proceedings Award, except that Tenant shall be entitled to receive and retain only those amounts which may be specifically awarded to it in any Condemnation Proceedings because of the taking of its trade fixtures and its leasehold improvements which have not become a part of the realty, and such business loss as Tenant shall specifically and separately establish, but not otherwise. It is understood in the event of the termination of this Lease as provided herein, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term and no right or claim to any part of the Condemnation Proceedings Award. Tenant waives each such claim or right and assigns any such claim or right to any part of all of the Condemnation Proceedings Award to Landlord. Nothing herein shall be deemed to preclude Tenant from making and prosecuting a claim for its leasehold improvement and the value of the unexpired Term of this Lease

ARTICLE 15 Events of Default

15.01 Events of Default and Conditional Limitation

(a) If at any time prior to or during the Term any one or more of the following events occurs, each such event shall constitute an “Event of Default”:

(i) Tenant makes an assignment for the benefit of its creditors;

(ii) Tenant becomes insolvent as determined by a court of competent jurisdiction;

(iii) The leasehold estate of Tenant in this Lease is taken by execution or by other process of law;

(iv) Any petition is filed against Tenant in any court, whether or not pursuant to any bankruptcy, reorganization, composition extension, arrangement or insolvency proceedings, and Tenant is thereafter adjudicated bankrupt, or such petition is approved by the Court; or the Court assumes jurisdiction of the subject matter and such proceedings are not dismissed within ninety (90) days after their institution; or any such petition is so filed by Tenant;

(v) In any proceedings, a receiver or trustee is appointed for Tenant’s property and such receivership or trusteeship is not vacated or set aside within ninety (90) days after the appointment of such receiver or trustee;

(vi) There is a transfer or an attempted transfer of this Lease or of Tenant’s interest in this Lease in violation of the restrictions set forth below in Article 17;

(vii) Tenant ceases operation in or vacates or abandons the demised premises or otherwise fails to fully perform the obligations contained in Sections 6.01 and 6.02;

(viii) Tenant fails to comply with any local, state or federal law, rule or regulation governing the use, handling and disposal of Hazardous Materials (as hereinafter defined) or is otherwise in violation of the obligations contained in Section 18.03; provided the same is not cured within ten (10) days after written notice;

(ix) Tenant fails to comply with the obligations contained in Section 21.03;

(x) Tenant fails to pay all or any portion of any installment of the Rent, Percentage Rent or Additional Rent, when all or any portion of such is due and payable, and such failure continues for ten (10) days after receipt of written notice from Landlord to Tenant;

(xi) Tenant fails to perform or observe any other requirement of this Lease on the part of Tenant to be performed or observed and such failure continues for thirty (30) days after receipt of written notice from Landlord to Tenant; or

(xii) Tenant fails to comply with the obligations contained in Section 6.01, and such failure continues for ten (10) days after receipt of written notice from Landlord to Tenant; or where any such event shall occur on two or more occasions in any Lease Year or Partial Lease Year.

(b) This Lease and the Term are expressly subject to the conditional limitation that upon the happening of any one or more of the aforementioned events of default, Landlord, in addition to the other rights and remedies it may have, shall have the right (to the extent permitted by applicable law) to immediately declare this Lease terminated and the Term ended, in which event all of the right, title and interest of Tenant hereunder shall wholly cease and expire upon receipt by Tenant of a notice of termination. Tenant shall then quit and surrender the Demised Premises to Landlord in the manner and under the conditions specified in this Lease, but Tenant shall remain liable as hereinafter provided.

15.02 Landlord’s Remedies

(a) If this Lease shall be terminated as provided in Section 15.01 (b), Landlord’s agents or employees may in accordance with applicable law re-enter the Demised Premises and remove Tenant, its agents, employees, licenses, and any subtenants and other persons, firms or corporations, and all or any of its or their property from the Demised Premises, either by summary dispossess proceedings or by any suitable action or proceedings at law, without being liable to indictment or prosecution of damages therefor, and repossess and enjoy the Demised Premises, together with all alterations, additions and improvements to the Demised Premises. In the event of such re-entry and repossession, Landlord may store Tenant’s Personal Property in a public warehouse or elsewhere at the cost of and for the account of Tenant.

(b) In case of any termination, re-entry or dispossession by summary proceedings or otherwise, the rents and all other charges required to be paid up to the time of such termination, re-entry or dispossession, shall be paid by Tenant, and Tenant also shall pay to Landlord all reasonable expenses which Landlord may then or thereafter incur for legal expenses, reasonable attorneys’ fees, brokerage commissions and all other costs paid or incurred by Landlord as the result of such termination, re-entry or dispossession as determined by a final order of a court of competent jurisdiction. Landlord may, at any time and from time to time, relet the Demised Premises, in whole or in part, for any rental then obtainable either in its own name or as agent of Tenant, for a term which, at Landlord’s option, may be for the remainder of the then current term of this Lease or for any longer or shorter period.

(c) If this Lease is terminated by Landlord and Landlord has not relet the Demised Premises, Tenant nevertheless covenants and agrees notwithstanding any entry or re entry by Landlord, whether by summary proceedings, termination or otherwise, to pay and be liable for, on the days originally fixed by this Lease or payment, amounts equal to the several installments of Rent, Percentage Rent and Additional Rent as would under the terms of this Lease become due if this Lease had not been terminated. In the event the Demised Premises are relet by Landlord, Tenant shall be entitled to a credit (but not in excess of the Rent and Additional Rent reserved under the terms of this Lease) in the net amount of rent received by Landlord in reletting the Demised Premises, after deduction of all reasonable expenses and costs incurred or paid as aforesaid in reletting the Demised Premises and in collecting the rent in connection with reletting.

(d) Tenant expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, or of the institution of legal proceedings to that end, and Tenant for and on behalf of itself and all persons claiming through or under Tenant, also waives any and all right of redemption or re-entry or repossession under present or future laws, including any amendments hereafter, or to restore the operation of this Lease.

(e) Landlord and Tenant, so far as permitted by law, waive, and will waive trial by jury in any action, proceeding or counterclaim brought by either of the Parties against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the demised premises, or any claim or injury or damage.

(f) The terms “enter,” “re-enter,” or “re-entry” as used in this Lease are not restricted to their technical legal meaning.

(g) In the event Landlord commences any proceedings for the recovery of possession of the Demised Premises or to recover for nonpayment of Base Rent or Additional Rent, Tenant shall not interpose any noncompulsory counterclaim in any such proceeding. This may not, however, be construed as a waiver of Tenant’s rights to assert such claim in any separate action or actions initiated by Tenant.

(h) No failure by either party to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent during the continuance of any such breach shall be deemed an accord and satisfaction. Landlord may accept any check or payment without prejudice to Landlord’s rights to recover the balance due. Landlord’s acceptance of any check or payment shall not constitute a waiver of any breach by Tenant of any provision hereof or of any covenant, agreement, term and condition to be performed by Tenant, and this Lease shall continue in full force and effect with respect to any existing or subsequent breach thereof.

(i) In the event of any breach or threatened breach by Tenant of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to enjoin by appropriate legal proceeding, such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or in equity, by statute or otherwise.

(j) Each right and remedy of the parties provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereinafter existing at law or in equity, by statute or otherwise.

ARTICLE 16 Mechanics’ Liens

16.01 Mechanics’ Liens

(a) If any mechanics’ liens are filed against the Demised Premises or any portion of the Center based upon any act of Tenant or anyone claiming through Tenant, Tenant shall hold Landlord harmless from all damages, claims and expenses arising therefrom, and

Tenant, after notice from Landlord shall forthwith remove or satisfy such lien by bonding, deposit, payment or otherwise. In the event Tenant does not remove or satisfy any lien within thirty (30) days after Tenant receives notice thereof, Landlord shall have the right to do so by posting a bond or undertaking, and Tenant agrees to reimburse Landlord for any and all expenses incurred by Landlord in connection therewith, including Tenant’s providing a replacement bond or posting cash or securities satisfactory to Landlord’s bonding company to provide sufficient independent security for Landlord’s bond within ten (10) days after receipt by Tenant of Landlord’s invoice therefor. Expenses shall include, but are not limited to, filing fees, legal fees and disbursements, bond premiums and bond rating premium increases.

(b) Nothing in this Article shall be deemed or construed as; (i) Landlord’s consent to any person, firm or corporation for the performance of any work or services or the supply of any materials to the demised premises or any improvement thereon; or (ii) giving Tenant or any other person, firm or corporation any right to contract for or to perform or supply any work, services or materials that would permit or give rise to a lien against the demised premises or any part thereof.

ARTICLE 17 Assignments and Subletting

17.01 Limitations on Tenant Rights

(a) Neither this Lease, nor the interest of Tenant in this Lease, shall be sold, assigned, transferred, mortgaged, pledged, hypothecated or otherwise disposed of, whether by operation of law or otherwise, nor shall the Demised Premises or any part of the Demised Premises be sublet or subject to any license or concession, without the express, prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. For the purpose of this Lease, the sale or transfer of stock or other interests constituting a controlling interest in Tenant shall be considered an assignment, and likewise shall require Landlord’s prior written consent, except when Tenant or its parent is a corporation having its shares traded on the New York, American, NASDAQ or Over-The-Counter stock exchange or market. Tenant shall make available to Landlord the stock record books of Tenant and shall produce the same on request of Landlord. Similarly, if Tenant is a partnership, the interest of any partner shall not be transferred without Landlord’s prior written consent. For the purposes of this Lease, the entering into of any managing agreement or any similar agreement which transfers control of the business operations of Tenant in the demised premises shall be treated as an assignment of this Lease and shall require Landlord’s prior written consent. Any attempted transfer, assignment, subletting, license or concession agreement, hypothecation or other transfer that is prohibited without Landlord’s prior written consent shall be void, and confer no rights upon any third party.

(b) No permitted assignment made shall be effective until Landlord receives: an agreement, in recordable form, executed by Tenant and the proposed assignee, in which such assignee assumes the due performance of all of the obligations on Tenant’s part to be performed under this Lease.

(c) Any assignment of this Lease or any sublease affecting the demised premises or any other permitted transfer under this Lease shall be subject to the terms and conditions of this Lease. Regardless of the assumption by any assignee of the due performance of Tenant’s obligations hereunder or Landlord’s acceptance of Rent or other charges from any assignee or subtenant, Tenant shall not be released by any assignment, license or sublease but shall continue to be fully responsible for the due performance of Tenant’s obligations hereunder in the same manner and to the same extent as if no such assignment, license or sublease had been made.

(d) Any transfer made in violation of the provisions of this Section shall constitute an Event of Default under Article 15 and give rise to Landlord’s right to re-enter the Demised Premises.

(e) The Tenant may without Landlord’s consent, but upon notice to Landlord, assign this Lease to any bank or financial institution which acquires the assets or stock of Tenant or is merged with Tenant, without Landlord’s consent.

17.02 Effect of Landlord’s Consent

(a) Any consent by Landlord to a sublease or license of all or any part of the Demised Premises or to a sale, assignment, mortgage, pledge, hypothecation or transfer of this Lease, shall apply only to the specific transaction thereby authorized and shall not relieve Tenant from the requirement of obtaining prior written consent of Landlord to any further sublease or license of the Demised Premises or any further sale, assignment, mortgage, pledge hypothecation or transfer of this Lease. When the consent of Landlord is required to any proposed assignment, sublease, mortgaging, pledging, licensing or hypothecation, Tenant shall submit in writing with its request for consent, information reasonably sufficient to enable Landlord to make a decision with respect thereto.

(b) With respect to any of the consents requested by Tenant, whether or not Landlord has granted same, Tenant shall pay to Landlord its attorney’s fee in the amount of $750.00.

ARTICLE 18 Compliance with Governmental Orders

18.01 Tenant to Comply

Tenant, at is sole cost and expense, shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state and local governments and of any and all other agencies, departments and bureaus applicable to the demised premises or to the business conducted by Tenant at the demised premises, whether ordinary, extraordinary, foreseen or unforeseen (collectively, “Governmental Orders”). In addition, Tenant, at its own expense, shall comply with and execute all rules, orders, regulations and recommendations of the Board of Fire Underwriters, Rating Board and Landlord and Tenant’s insurance companies with respect to the prevention of fires and the exposure of liability risks (collectively, “Insurance Matters”). Tenant, at its sole cost and expense, shall furnish and main in good order an adequate number and type of fire extinguishers on the Demised Premises at all times. Anything to the contrary contained herein notwithstanding, Tenant shall have the right to contest any such statutes, ordinances, rules, orders or regulations.

18.02 Failure to Comply

In case Tenant fails or neglects to comply with any Governmental Orders, Insurance Matters or the ADA (as hereinafter defined), with respect to the Demised Premises only, Landlord or its agent may enter the Demised Premises and perform such work as may be necessary to comply therewith at the sole cost and expense of Tenant plus eighteen percent (18%) for administration costs, which shall be added to Tenant’s next monthly installment of Rent and be due and payable as such, or Landlord may deduct the same from any balance remaining in Landlord’s hands. This provision is in addition to the right of Landlord to terminate this Lease by reason of a default on the part of Tenant.

18.03 Hazardous Material

(a) Tenant shall, at all times, comply with all local, state and federal laws, rules and regulations governing the use, handling and disposal of Hazardous Material in the demised premises including, but not limited to Section 1004 of the Federal Reserve Conservation and Recovery Act, 42 USCA § 690 et seq. and any additions, amendments or modifications thereto. As used herein, the term “Hazardous Material” shall mean any hazardous or toxic substance, material or waste which is, or becomes, regulated by any local or state government authority in which the demised premises is located or by the United States Government. Landlord and its agents shall have the right, but not the duty, to inspect the demised premises at any time to determine whether Tenant is complying with the terms of this Section. If Tenant is not in compliance with this Section, Landlord shall have the right to immediately enter upon the demised premises and take whatever actions are reasonably necessary to comply with the terms set forth in this Section, including, but not limited to. the removal from the demised premises of any Hazardous Material and the restoration of the demised premises to a clean, neat, attractive, healthy and sanitary condition and Tenant shall pay all costs so incurred by Landlord within ten (10) days after receipt of a bill therefor plus eighteen percent (18%) for administration. The covenants in this Section shall survive the expiration or earlier termination of this Lease.

(b) Anything to the contrary contained herein notwithstanding, Tenant shall not be responsible for any actions of Landlord other than tenants of the Building with respect to hazardous materials.

18.04 Americans With Disabilities Act

Tenant, at its sole cost and expense, shall at all times comply with and shall cause the demised premises to be in compliance with the requirements of the Americans With Disabilities Act of 1990, and any additions, amendments or modifications thereto and all related regulations (the “ADA”).

ARTICLE 19 Subordination

19.01 Subordination

(a) The rights and interests of Tenant under this Lease shall be subject and subordinate to any ground lease mortgage now or hereafter placed upon any portion of the Center, and to any advances made under any mortgage, as well) as to all renewals, modifications, consolidations, replacements, extensions and re-financings thereof. Tenant agrees that any ground lesser or mortgage may elect to give the rights and interest of Tenant under this Lease priority over the lien of its ground lease or mortgage. In the event of such election, the rights and interest of Tenant under this Lease automatically shall have priority in whole or in part, over the lien of said ground lease or mortgage and no additional consent or instrument shall be necessary or required therefor. Tenant agrees to execute and deliver such instruments as may be requested by mortgagee for any of the foregoing purposes. If Tenant fails to do so within ten (10) days after demand in writing, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney-in-fact (which shall be deemed to be coupled with an interest) in its name, place and stead so to do. Landlord agrees to use its reasonable efforts to obtain a Subordination, Non-Disturbance and Attainment Agreement from any current or future mortgagee of the Center.

ARTICLE 20 Entry to Premises

20.01 Entry to Demised Premises by Landlord

(a) Landlord shall have the right to enter the Demised Premises upon one (1) day prior notice at all reasonable times and in a manner not to unreasonably interfere with Tenant’s business operations for the purposes of: (i) inspecting the Demised Premises; (ii) making any repairs to the Demised Premises and performing any work that may be necessary or desirable; (iii) exhibiting the demised premises for the purpose of sale, ground lease, mortgage or other financing; and (iv) exhibiting the Demised Premises during the one year prior to the expiration of the Term or at any time following delivery of a notice by Tenant pursuant to Section 17.01 to prospective tenants.

(b) Nothing in this Lease shall imply any duty on the part of Landlord to do work or perform obligations which, under any of the provisions of this Lease, Tenant may be required to perform, and any such performance by Landlord shall not constitute a constructive eviction, nor a waiver of Tenant’s default.

ARTICLE 21 Notices and Certificates

21.01 Notices

(a) Any notice, statement, certificate, request or demand required or permitted to be given or delivered by or in this Lease (a “Notice”) shall be in writing, and sent either by a nationally recognized overnight courier service, registered or certified mail, postage prepaid, return receipt requested, with simultaneous first class mailing, and in either case addressed, as the case may be, to Landlord and Tenant at the address shown at the beginning of this Lease, or to such other addresses as Landlord or Tenant shall designate in the manner provided in this Section. Landlord’s representative, as designated from time to time, is authorized to give or deliver to Tenant any Notice under this Lease. Any Notice, shall, in the case of registered or certified mailing, be deemed to have been given on the date mailed in any post office or branch post office regularly maintained by the United Stated Postal Service, and in the case of delivery by a nationally recognized overnight courier service, shall be deemed to have been given upon the date of delivery to an authorized agent of such courier service, except in each case for Notice of change of address or revocation of a prior Notice, which shall only be effective upon receipt,

(b) At any time or times when Tenant’s interest is vested in more than one person, firm or corporation, jointly, in common or severally, a Notice given by Landlord to any one such person, firm or corporation shall be conclusively deemed to have been given to all such persons, firms or corporations. Any Notices by Tenant to Landlord pursuant to the provisions of this Lease shall be void and ineffective unless signed by all persons, firms and corporations comprising the tenant hereunder unless all such persons, firms and corporations have previously given Notice to Landlord, signed by each of them and designating and authorizing one or more of them to give the Notice referred to, and such authorization shall then be unrevoked by any Notice to Landlord.

21.02 Intentionally Deleted

21.03 Estoppel Certificate

Within fifteen (15) days after request by Landlord or Holder, Tenant, from time to time and without charge, shall deliver to Landlord or the requesting party, or to a person, firm or corporation, specified by Landlord or Holder, a duly executed and acknowledged instrument (“Tenant’s Estoppel Certificate”) in recordable form and/or in such form as the landlord or its mortgagee may reasonably require. Such certification shall not estop Tenant from thereafter asserting any existing default of which Tenant did not have actual knowledge on the date of execution thereof.

ARTICLE 22 Covenant of Quiet Enjoyment

22.01 Covenant of Quiet Enjoyment

(a) Subject to the terms and provisions of this Lease and Tenant’s payment of the Rent and Additional Rent, and observing, keeping and performing all of the terms and provisions of this Lease on its part to be observed, kept and performed, Tenant shall lawfully, peaceably and quietly have, hold and enjoy the Demised Premises during the Term without hindrance or ejection by any persons lawfully claiming under Landlord; but it is understood and agreed that this covenant, and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of Landlord’s interest in the Demised Premises.

(b) With respect to any services to be furnished by Landlord to Tenant, Landlord shall in no event be liable for failure to furnish the same when prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, failure of supply, inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, because of war or other emergency, or for any cause beyond Landlord’s control. In no event shall Landlord ever be liable to Tenant for any indirect or consequential damages by reason of Landlord’s breach or default of the terms of this Lease.

ARTICLE 23 Holdover

(a) It is expressly understood by Tenant that Tenant’s right to possession of the Demised Premises under this Lease shall terminate at the expiration or earlier termination of the Term, and should Tenant continue thereafter to remain in possession, Landlord, should it so elect, shall be entitled to the benefits of all provisions of law with respect to summary recovery of possession from a holdover tenant. Tenant shall indemnify, save harmless and defend Landlord from and against any claim, damage, expense, cost or loss which Landlord may incur by reason of such holding over, including without limitation, any claim of a succeeding tenant, or any loss by Landlord with respect to a lost opportunity to re-let the Demised Premises.

(b) Should Tenant continue to occupy the Demised Premises after the expiration or earlier termination of the Term with the consent of the Landlord, such tenancy shall be from month-to-month, and such month-to-month tenancy shall be under the same terms, covenants and conditions as are set forth in this Lease, except that Tenant shall pay holdover rent (“Holdover Rent”) equal to (i) 125% of the monthly Base Rent for the last Lease Year of the Term for the first month following the expiration of this Lease; (ii) 150% of the monthly Base Rent for the last Lease Year of the Term for the second month following the expiration of this Lease; and (iii) 200% of the monthly Base Rent for the last Lease Year of the Term.

ARTICLE 24 Limitation on Landlord’s Personal Liability

(a) The term “Landlord” as used in this Section and throughout this Lease, shall be limited to mean and include only the owner or owners at the time in question of Landlord’s interest in this Lease. Further, in the event of any transfer by Landlord of Landlord’s interest in this Lease, the landlord named herein (and in case of any subsequent transfers or conveyances, the then assignor), including each of its partners, trustees, beneficiaries, shareholders, affiliates, co-tenants and principals shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability for the performance of any covenants and agreements on the part of Landlord.

(b) Tenant, its partners, trustees, beneficiaries, shareholders, affiliates, alter egos, successors and assigns are limited solely to the estate, interest and property of Landlord in the real property upon which the Center is situated and improvements to the real property, for the satisfaction of any of Tenant’s remedies, or for the satisfaction of any liens, rights or the collection of any damages, judgment or other judicial process with respect to any of the terms and conditions of this Lease, or any other obligations created by, under or related to this Lease.

(c) Tenant shall not have any recourse to or against any other property or assets of Landlord or its partners, trustees, beneficiaries, shareholders, affiliates, alter egos, successors, assigns, co-tenants or principals, nor shall Landlord or its agents, employees, partners, trustees, beneficiaries, stockholders, affiliates, representatives, insurers, nor shall any of Landlord’s banking institutions or trusts be subject to levy, execution or other prejudgment or judgment enforcement or attachment, for the satisfaction of Tenant’s remedies arising from or relating to this Lease.

(d) Landlord’s partners, trustees, beneficiaries and affiliates, shareholders, alter egos, of this Lease.

ARTICLE 25 Definition of Tenant’s Allocable Share
Tenant’s Allocable Share for this Lease is 7%. The term “Tenant’s Allocable Share” shall mean a fraction, the numerator of which is the number of square feet in the Demised Premises, and the denominator of which is the total number of square feet of all rentable space, excluding common areas. Except for gross errors on the part of Landlord.

ARTICLE 26 Force Majeure
The period of time during which either Party is prevented or delayed in any performance or the making of any improvements or repairs or fulfilling any obligation under this Lease, other than the payment of Rent, Percentage Rent and Additional Rent, due to unavoidable delays caused by fire, catastrophe, strikes or labor trouble, civil commotion,

Acts of God, the public enemy, governmental prohibitions or regulations or inability to obtain materials by reason thereof, or any other causes beyond such Party’s reasonable control (excluding lack of funds), shall be added to such Party’s time for performance, and such party shall have no liability by reason of such delay, except that as a condition to Tenant’s right to avail itself of force majeure, Tenant must give Landlord written Notice of such claimed force majeure not later than three (3) business days following the first occurrence of delay attributable to such force majeure.

ARTIFCLE 27 Intentionally omitted.

ARTICLE 28 Changes and Additions
Landlord reserves the right at any time, and from time to time, to make alterations or additions to, and to build additional stories on, under, above and adjoining the building in which the Demised Premises are located. Landlord also reserves the right at any time, and from time to time, to construct other buildings and improvements in or on the Center, to enlarge or otherwise modify the Center, provided the same does not interfere with Tenant’s use of the Demised Premises to make alterations or additions thereto, to build additional stories on any building or buildings within the Center, to build adjacent thereto, to construct decks or elevated parking facilities, to install, maintain, use, repair and replace ducts, wires, pipes and conduits passing through or under the Demised Premises serving other parts (now existing or hereafter added) of Center, and to sell or lease any part of the Center. Landlord reserves the right at any time to relocate the various buildings, parking areas and other Common Areas; provided, however, that there shall not be any unreasonable obstruction of Tenant’s right of access to the Demised Premises or any unreasonable interference with Tenant’s use of the Demised Premises for the purpose expressly contemplated hereby. Tenant hereby expressly waives any right to make claims including set-off arising out of landlord’s acts pursuant to this Article except for landlord’s willful act or gross negligence.

ARTICLE 29 Attornment by Tenant
If at any time during the Term Landlord shall be the holder of a leasehold estate covering premises which include the Demised Premises, and if such leasehold estate shall be canceled or otherwise terminated prior to the expiration date of the leasehold and prior to the expiration of the Term, or in the event of the surrender thereof whether voluntary, involuntary or by operation of law, Tenant shall make full and complete attornment to the lessor of such leasehold estate for the balance of the Term upon the same covenants and conditions as are contained in this Lease, so as to establish direct privity between such lessor and Tenant and with the same force and effect as though this Lease was made directly from such lessor to Tenant. Tenant shall then make all rent payments thereafter directly to such lessor. In the event any proceedings are brought for the foreclosure of, or in the event of conveyance by deed in lieu of foreclosure of, or in the event of the exercise of the power of sale under, any mortgage made by Landlord covering the Demised Premises, or in the event Landlord sells, conveys or otherwise transfers its interest in the Center or any portion thereof containing the Demised Premises, Tenant shall attorn to and hereby covenants and agrees to execute an instrument in writing reasonably satisfactory to the new owner whereby Tenant attorns to such successor in interest and recognizes such successor as the landlord under the lease.

ARTICLE 30 Intentionally Deleted

ARTICLE 31 Survival of Tenant’s Obligations
Any sums due Landlord from Tenant that by the terms herein would be payable, or are incapable of calculation, until after the expiration or earlier termination of this Lease shall survive and remain a continuing obligation until paid.

ARTICLE 32 Intentionally omitted

ARTICLE 33 Effect of Captions
The captions, bold-faced type, underlining, notational references, or legends in this Lease are inserted only for convenient reference or identification of the particular paragraphs and are in no way intended to describe, interpret, define or limit the scope, extent or interest of this Lease, or any paragraph or provision thereof.

ARTICLE 34 Tenant Authorized to Do Business
Tenant represents, warrants and covenants upon the date of execution, and throughout the Term, Tenant is authorized to do business and is in good standing in the State of New York. Tenant, if a partnership, limited liability company, corporation or other entity, agrees to furnish to Landlord, upon request, evidence of authority to enter into this Lease.

ARTICLE 35 Execution in Counterparts
This Lease may be executed in one or more counterparts, any one or all of which shall constitute but one agreement.

ARTICLE 36 Signs
(a) Tenant shall not place, maintain or suffer to be placed or maintained on or in exterior door, wall or window of the Demised Premises any sign, awning or canopy, decoration, lettering or advertising matter or other thing of any kind without first obtaining Landlord’s written approval. Tenant shall use the sign company designated by landlord. Tenant further agrees to maintain such sigh, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times. Provided Tenant shall comply with all applicable laws and regulations, it shall have the right to install a sign post on the place approved by Landlord. Anything to the contrary contained herein notwithstanding, Tenant may erect and maintain signage in and outside the Demised Premises bearing Tenant’s logotype.

(b) Tenant shall have the right to erect a pylon sign in the parking lot of the Shopping Center. Tenant shall be responsible for all costs and expenses in connection with such signage and shall indemnify and hold Landlord harmless from and against any and all costs, losses and expenses incurred in connection with such signage including any municipal or building department violators.

ARTICLE 37 Intentionally Deleted

ARTICLE 38 Entire Agreement
This Lease contains and embraces the entire agreement between the Parties with respect to the matters contained in this Lease, and it or any part of it may not be changed, altered, modified, limited, terminated or extended orally or by any agreement between the Parties unless such agreement is in writing and signed by the Parties, their legal representatives, successors or assigns. Tenant acknowledges and agrees that neither Landlord nor any representative of Landlord nor any broker has made any representation to or agreement with Tenant relating to the Demised Premises, this Lease or the Center which is not contained in the express terms of this Lease. Tenant acknowledges and agrees that Tenant’s execution and delivery of this Lease is based upon Tenant’s independent investigation and analysis of the business potential and expenses represented by this Lease, and Tenant expressly waives any and all claims or defenses by Tenant against the enforcement of this Lease which are based upon allegations of representations, projections, estimates, understanding or agreements by Landlord or Landlord’s representative that are not contained in the express terms of this Lease. With respect to this Lease, Tenant hereby represents to Landlord that the transaction contemplated hereby does not violate Tenant’s formation documents or constitute a breach or violation or any provision of any indenture, mortgage, Lease, agreement, judgment, statute, rule or regulation to which Tenant is a party or by which Tenant is bound or by which Tenant is subject.

ARTICLE 39 Brokers
Landlord and Tenant each represent and warrant to the other that neither of them has employed any realtors or brokers in connection with the negotiation of this Lease, other than My Realty Co. (the “Broker”). Landlord and Tenant shall each indemnify, defend and hold harmless the other from any cost, expense or claim for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty by the indemnitor. Landlord agrees that it shall be responsible tor payment of any commission due the Broker; provided, however, Tenant shall reimburse Landlord the amount of $10,000.00 on the Rent Commencement Date on account of any commissions which may be due the Broker.

ARTICLE 40 Intentionally Deleted

ARTICLE 41 Intentionally Deleted

ARTICLE 42 Invalidity of Particular Provisions
If any term or provision of this Lease or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

ARTICLE 43 Execution of Lease by Landlord
The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Demised Premises, and this document shall be effective and binding only upon the execution and delivery hereof by both Landlord and Tenant.

ARTICLE 44 Relationship of the Parties
Nothing contained herein shall be deemed or construed by the parties hereto nor by any third party as creating the relationship of principal and agent, or of partnership or of joint venture between the Parties, it being understood and agreed that neither the method of computation of rent nor any other provision contained in this Lease, nor any acts of the Parties, shall be deemed to create any relationship between the Parties other than Landlord and Tenant.

ARTICLE 45 Water Charges
There shall be no separate water meters. Tenant shall be responsible for payment for its own usage of water and sewer. Tenant shall reimburse landlord monthly an amount equal to the water and sewer bills paid or payable by landlord. Unless otherwise agreed, tenant agrees to accept water usage allocation determined by a professional water reading company.

ARTICLE 46 Intentionally omitted.

ARTICLE 47 Option to Extend
Tenant shall have one time option to extend this Lease for a period of five (5) years, provided that Tenant shall not be in default under the terms and conditions of the lease. Said option must be exercised during the period not earlier than 12 months and not later than 6 months prior to the expiration of this Lease by tenants notifying landlord in writing of tenant’s intent to exercise the option. Rent for such extended period shall be the greater of fair market rent or 105% of the previous year, to increase by 5% annually thereafter. In the event the parties are unable to agree upon a fair market rent, the same shall be determined by arbitration to be conducted before the American Arbitration Association under its commercial arbitration rules.

ARTICLE 48 Attorney’s Fees
In the event that landlord shall bring any proceeding against tenant for recovery of money damages, or for possession of the Demised Premises by reason of nonpayment of minimum annual rent or additional rent or for nonperformance by tenant of the terms and conditions of this Lease or for breach of lease, and landlord shall incur costs and expenses by reason of such default, such charges, including reasonable attorney’s fees, shall be due and payable from tenant as additional rent and shall become immediately due and payable upon the incurrence of same.

ARTICLE 49 Waiver
One or more waivers of any covenant or condition by landlord shall not be construed as a waiver of a subsequent breach of the same or any other covenant or condition, and the consent or approval by landlord to or of any act by tenant requiring landlord’s consent or approval shall not be construed to waive or render unnecessary landlord’s consent or approval to or of any subsequent similar act by tenant.

Article 50 Regulatory Approvals.
The Tenant’s obligations hereunder are contingent upon receipt of approval of all regulatory agencies having jurisdiction over Tenant to the occupancy of the Demised Premises by Tenant. In the event Tenant is unable to secure such regulatory approvals within 60 days of the date a fully executed counterpart of this Lease is returned to Tenant, Tenant may terminate this Agreement on written notice in which event the parties shall be relieved of all obligations one to the other and any monies paid to Landlord by Tenant shall be immediately returned. In the event Tenant is unable to obtain regulatory approvals and terminates this Lease, it shall remit to Landlord an amount equal to one and one half month’s rent as and for liquidated damages in which event this Lease shall terminate and be of no further force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

LANDLORD:		TENANT:

GASEUNG REALTY CORP.		NARA BANK, N.A.

By:	/s/ Kyong in Park	By:

	Name:	Name: Nani Thanawala
	Title:	Title: First Vice President

FIRST RIDER TO LEASE

LANDLORD	:	GASEUNG REALTY CORP.
TENANT	:	NARA BANK
PREMISES	:	Store No. 3 and Store No. 4
209-07 and 209-09 NORTHERN BLVD., BAYSIDE, NY
DATE	:	JANUARY , 2005

A. In the event of any conflict between this First Rider to Lease and the Main Text of Shopping Center Lease, this First Rider will prevail and control.

B. Address of the premises shall be: 209-07 & 209-09 Northern Blvd., Bayside, NY 11361. 209-07 is Store No. 3 and 209-09 is Store No. 4.

C. On Page 1, Landlord’s address For notices shall be: P.O. Box 750427, Forest Hills, NY 11375.

D. Article 2 of the Lease is deleted in its entirety and shall be replaced by the following:

     ARTICLE 2 TERM OF THE LEASE

2.01 Lease Commencement Date
The term of this lease shall commence on the date landlord delivers to tenant Temporary Certificate of Occupancy for general commercial use. (“Lease Commencement Date”). The month in which Lease Commencement Date occurs, whether full month or not, shall be the first month of this lease.

However, Tenant’s obligations hereunder are contingent upon receipt of approval of all regulatory agencies having jurisdiction over Tenant for the occupancy of the Demised Premises by Tenant, pursuant to Article 50 hereof.

2.02 Free Rent
Tenant’s obligation to pay base monthly rent shall be waived for second, third and four months of the first year.

2.03 Expiration Date
The term of this lease shall expire on the last day of 60th month.

2.04 Surrender of Demised Premises
On the expiration or earlier termination of this lease, Tenant agrees, without necessity of any notices from Landlord (statutory or otherwise), to surrender the demised premises in accordance with Articles 9 and 13, in broom clean condition and in good order and repair, subject only to reasonable wear and tear.

E. Article 3 of the Lease is deleted in its entirety and shall be replaced by the following:

ARTICLE 3 RENT

3.01 Minimum Annual Rent

(a) Tenant agrees to pay Landlord throughout the Term, without diminution, abatement, deduction or set-off whatsoever and without prior notice or demand, minimum annual rent in equal monthly installment on the first day of each calendar month through the Term, as follows:

Year		Monthly	Annual
1st	1st Month	Prorated on per diem basis
	2nd Month	Waived
	3rd Month	Waived
	4th Month	Waived
	5th to 12th Months	$7,000.00
2nd	13th through 24th Months	$7,210.00	$86,520.00
3rd	25th through 36th Months	$7,426.30	$89,115.60
4th	37th through 48th Months	$7,649.08	$91,788.96
5th	49th through 60th Months	$7,878.56	$94,542.72

(b) If the Term shall commence upon a day other than the first day of a calendar month or if the Term shall expire upon a day other than the last day of a calendar month, the Monthly Rent For such partial month shall be prorated on a per diem basis.

3.02 Delinquent Payments
(a) If during the Term Tenant fails to pay the full amount of the Monthly Rent or Additional Rent within ten (10) days from the due date, then five percent (5%) late charge shall accrue on the unpaid portion, and same shall be paid to Landlord at the time of payment of the delinquent sum. Landlord shall have the right to apply any payments made by Tenant first to any deficiency in the payment of the interest and administrative charges due.
(b) Any payment to be made by Tenant under this lease shall be deemed to have been paid upon the date that it is received by Landlord.

3.03 Additional Rent
All charges, costs, expenses, reimbursements, fees, interest and other payments to be made by Tenant to Landlord under this lease, including Tenant’s Allocable Share of real property taxes and common area maintenance charges shall be deemed to be Additional Rent.

3.04 Place for Payments
(a) Tenant shall deliver to Landlord all payments of Rent and Additional Rent at the

The term “Common Areas” shall mean the interior and exterior areas and facilities within and around the Center which are not leased to a tenant, or by nature not leasable to a tenant for the purpose of the sale of merchandise or the rendition of services to the general public. Common Areas shall include, but shall not be limited to, all parking areas and facilities, roadways, driveways, entrances and exits, truck service ways and tunnels, utilities, water filtration and treatment facilities, retention ponds or basins located within or outside the Center, retaining and exterior walls, sidewalks, open and enclosed malls, outside courts, landscaped and planted areas, escalators, stairways, elevators, service corridors, service areas loading docks, hallways, public restrooms, community rooms or areas, roofs, equipment, signs and any special areas provided by Landlord for the common or joint use and benefit of all tenants in the Center, their employees, customers and invitees.

7.02 Use of Common Areas
(a) Tenant and its officers, employees, agents, customers and invitees shall have the nonexclusive right, in common with Landlord and all others to whom Landlord has or may hereafter grant rights, to use the Common Areas designated by Landlord from time to time, subject to such regulations as Landlord may from time to time impose.
(b) Each of Store Nos. 1 through 8 shall have one reserved parking space in the parking lot on 209th Street side (Westside of the building). Store No. 9, if occupied by one tenant, shall have all four spaces adjacent to the Store No. 9 on the eastside of the building. The rest of space in the parking lots shall be used non-exclusive basis. Landlord reserves right to modify this section for the benefit of the entire Center or otherwise commercially reasonable.
(c) Each tenant shall keep the hallway and sidewalk adjacent to the demised premises In good, safe, neat, and clean condition.
(d) Landlord may at any time: (i) close temporarily the Common Areas or any portion thereof; (ii) make repairs or changes to prevent the acquisition of public rights therein; (iii) discourage noncustomer parking; and (iv) do such other acts in and to the Common Areas as in its judgment may be desirable to improve the convenience thereof. Tenant shall not at any time interfere with the rights of Landlord and other tenants, its and their permitted officers, employees, agents, customers, and invitees, to use any part of the parking areas and other Common Areas. Landlord shall have the sole and exclusive right to use the Common Areas for advertising purposes, promotions, exhibits, shows, displays, kiosks and other similar uses.

7.03 Common Area Maintenance (CAM) Charges

Tenant shall pay Tenant’s Allocable Share of CAM charges. Common Area Maintenance Charges shall mean the total costs and expenses incurred in operating, heating, ventilating, cooling, security, insurance, sprinklers, compactor expenses, managing, food court maintenance and maintaining the Common Areas, including without limitation, such maintenance, repair, replacement and remodeling as shall be required in Landlord’s sole and absolute judgment to preserve the utility thereof as existed at the time of completion of the original construction and installation.

G. Article 25 of the Lease is deleted in its entirety and shall be replaced by the following:

ARTICLE 25 TENANT’S ALLOCABLE SHARE

Tenant’s Allocable Share for this lease is Fourteen (14%) Percent. The term “Tenant’s Allocable Share” shall mean a fraction, the numerator of which is the number of square feet in the demised premises, and the denominator of which is the total number of square feet of all rentable space, excluding common areas. Except for gross errors on the part of Landlord, Tenant waives right to assert accuracy of the Tenant’s Allocable Share described in this lease.

H. To Article 36 Signs, the following shall be added:

Tenant agrees to reimburse Landlord in the amount of $2,000.00 in payment of cost for sign design/installation.

I. Article 46 Security Deposit is inserted as follows:

ARTICLE 46 SECURITY DEPOSIT

Upon execution of this lease, Tenant agrees to deposit with landlord the sum of $21,000.00, representing the current three (3) months rent, as security for the faithful performance and observance by tenant of the terms and conditions of this lease. Tenant shall pay additional security deposit to keep the total amount of security deposit equal to the then current three (3) months rent. Security deposit will not be maintained in an interest bearing account. Tenant agrees that landlord shall have the right to apply security deposit for expenses incurred as a result of default including non payment of rent and legal fees.

LANDLORD:		TENANT:

GASEUNG REALTY CORP.		NARA BANK, N.A.

By:	/s/ Kyong in Park	By:

	Kyong in Park	Nani Thanawala
	President	First Vice President